UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2014

MONOLITHIC POWER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

000-51026

(Commission File Number)

Delaware	77-0466789
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

79 Great Oaks Blvd., San Jose, CA 95119

(Address of principal executive offices, including zip code)

(408) 826-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 18, 2014, we certified to the Nasdaq Stock Market our compliance with NASDAQ’s amended compensation committee listing rules applicable to the Company set forth in NASDAQ Listing Rule 5605(d). On July 16, 2014, Nasdaq called us and informed us that we had not filed the certification by July 12, 2014, the due date specified by that rule. In response, we filed the certification as required and expect to take no further action regarding this.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MONOLITHIC POWER SYSTEMS, INC.

Date: July 21, 2014	/s/ Saria Tseng
Saria Tseng
Vice President, Strategic Corporate Development, General Counsel and Corporate Secretary